UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 16, 2017

ZOOMPASS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-203997	30-0796392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Atlantic Ave. , Suite 201 Toronto, Ontario M6K1Y2
(Address of Principal Executive Offices) (Zip Code)

(416) 452-5254
 (Registrant's telephone number, including area code)

UVIC, INC.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On October 31, 2016, UVIC, Inc. (the "Company") filed Articles of Amendment to its Amended Articles of Incorporation (the "Articles of Amendment") with the Secretary of State of the State of Delaware effecting a 3.5 for 1 forward stock split of the Company's common stock (the "Forward Stock Split"), and increase in the authorized shares of common stock to 500,000,000 (the "Share Increase") and a name change of the Company to Zoompass Holdings, Inc. (the "Name Change", and together with the Forward Stock Split and Share Increase, the "Corporate Actions").  The Corporate Actions and the Amended Articles became effective on February 16, 2017, following compliance with notification requirements of the Financial Industry Regulatory Authority and the expiration of a 20-day waiting period following mailing of notification to shareholders of the actions taken by written consent.

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.  The new CUSIP number for the Company's common stock is 98979T 206.

Item 5.07 Submission of Matters to a Vote of Security Holders

The disclosures set forth in Item 5.03 above are incorporated by reference into this Item 5.07.

On September 7, 2016 (the "Record Date"), the Company obtained written consent by the holder of the majority of the voting power of the Company's capital stock approving the Corporate Actions.

Item 8.01   Other Events.

On January 26, 2017, the Financial Industry Regulatory Authority (FINRA) approved the Name Change and on February 16, 2017, FINRA approved the Forward Stock Split and Share Increase.   The Company's stock is quoted on the OTCQB under the ticker symbol ZPASD, but the "D" will be removed in 20 business days and beginning March 8, 2017, the Company's common stock will begin trading under the symbol ZPAS.

Item 7.01    Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or be otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

Exhibit 3.1	Articles of Amendment of Amended Articles of Incorporation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOMPASS HOLDINGS, INC.
February 23, 2017	By: /s/ Brian Morales Brian Morales Chief Financial Officer